Exhibit 4.1

FIFTH SUPPLEMENTAL INDENTURE

Dated as of March 9, 2017

Between

GREAT PLAINS ENERGY INCORPORATED,

As Issuer

and

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,

As Trustee

Creating series of Notes to be designated as:

2.50% Notes Due 2020

3.15% Notes Due 2022

3.90% Notes Due 2027

4.85% Notes Due 2047

i

Exhibit A – Form of 2020 Notes

Exhibit B – Form of 2022 Notes

Exhibit C – Form of 2027 Notes

Exhibit D – Form of 2047 Notes

ii

THIS FIFTH SUPPLEMENTAL INDENTURE (the “Supplemental Indenture”), dated as of March 9, 2017, between GREAT PLAINS ENERGY INCORPORATED, a Missouri corporation (“Company”), and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., a national banking association (successor to BNY Midwest Trust Company), as Trustee (“Trustee”).

WITNESSETH:

WHEREAS, the Company has heretofore executed and delivered to the Trustee an Indenture, dated as of June 1, 2004 (the “Original Indenture” and, as hereby supplemented, the “Indenture”), providing for the issuance from time to time of one or more series of the Company’s Notes;

WHEREAS, pursuant to the terms of the Indenture, the Company desires to provide for the establishment of four series of Notes to be designated as the “2.50% Notes due 2020” (the “2020 Notes”), the “3.15% Notes due 2022” (the “2022 Notes”), the “3.90% Notes due 2027” (the “2027 Notes”) and the “4.85% Notes due 2047” (the “2047 Notes” and, together with the 2020 Notes, the 2022 Notes and the 2027 Notes, the “Securities”), the form and substance of the Securities of each series and the terms, provisions and conditions thereof to be set forth as provided in the Original Indenture and this Supplemental Indenture;

WHEREAS, Section 2.05(c) of the Original Indenture provides that various matters with respect to any series of Notes issued under the Indenture may be established in an indenture supplemental to the Indenture;

WHEREAS, Section 13.01(a)(3) of the Original Indenture provides that the Company and the Trustee may enter into an indenture supplemental to the Indenture to establish the form or terms of Notes of any series as permitted by Section 2.01 of the Original Indenture or to establish or reflect any terms of any Note of any series determined pursuant to Section 2.05 of the Original Indenture; and

WHEREAS, all acts and things necessary to make this Supplemental Indenture, when duly executed and delivered, a valid, binding and legal instrument in accordance with its terms and for the purposes herein expressed, have been done and performed; and the execution and delivery of this Supplemental Indenture have been in all respects duly authorized.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the Company and the Trustee for the equal and ratable benefit of the Holders of the Securities and for the benefit of the Trustee as follows:

ARTICLE ONE

Relation to Indenture; Additional Definitions

Section 1.01. Relation to Indenture. This Supplemental Indenture constitutes an integral part of the Original Indenture.

Section 1.02. Additional Definitions. Unless the context otherwise requires, a term defined in the Original Indenture has the same meaning when used in this Supplemental Indenture; provided, however, that, where a term is defined both in this Supplemental Indenture and in the Original Indenture, the meaning given to such term in this Supplemental Indenture shall control for purposes of this Supplemental Indenture and (in respect of the 2020 Notes, the 2022 Notes, the 2027 Notes and the 2047 Notes but not any other series of Notes) the Original Indenture.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the applicable series of Securities to be redeemed (assuming, for this purpose, that the 2020 Notes matured on the 2020 Maturity Date (as defined herein), the 2022 Notes matured on the 2022 Par Call Date (as defined herein), the 2027 Notes matured on the 2027 Par Call Date (as defined herein) and the 2047 Notes matured on the 2047 Par Call Date (as defined herein)) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities.

“Comparable Treasury Price” means, with respect to any redemption date, (1) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations; (2) if the Quotation Agent obtains fewer than four of such Reference Treasury Dealer Quotations, the average of all such Reference Treasury Dealer Quotations; or (3) if only one such Reference Treasury Dealer Quotation is received, such Reference Treasury Dealer Quotation.

“Corporate Trust Office” means the designated office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date hereof is located at 2 North LaSalle Street, 7th Floor, Chicago, Illinois 60602, Attention: Corporate Trust Administration; telecopy: (312) 827-8542.

“entity” means any corporation, partnership (general, limited, limited liability or other), company (limited liability, joint-stock or other), joint venture or trust.

“Lien” means any mortgage, pledge, security interest, encumbrance or lien of any kind.

“Majority-Owned Subsidiary” means any corporation or other entity of which at least a majority of the securities or other ownership interest having ordinary voting power (absolutely or contingently) for the election of directors or other Persons performing similar functions are at the time owned directly by the Company.

“Merger” means the merger of Westar Energy, Inc. and GP Star, Inc. and the Company’s acquisition of all of Westar Energy, Inc.’s issued and outstanding common stock, each pursuant to the Merger Agreement.

“Merger Agreement” means the Agreement and Plan of Merger dated as of May 29, 2016 by and among the Company, Westar Energy, Inc. and, from and after its accession thereto, GP Star, Inc.

“Note Registrar” means The Bank of New York Mellon Trust Company, N.A., hereby appointed as an agency of the Company in accordance with Section 6.02 of the Original Indenture.

“Original Indenture” has the meaning set forth in the first paragraph of the Recitals hereof.

“Permitted Securitization” means any sale and/or contribution, or series of related sales and/or contributions, by the Company or any of its Subsidiaries of accounts receivable, payment intangibles, notes receivable and related rights and property (collectively, “receivables”) or interests therein to a trust, corporation or other entity, where the purchase of such receivables or interests therein is funded in whole or in part by the incurrence or issuance by the purchaser or any successor purchaser of indebtedness or securities that are to receive payments from, or that represent interests in, the cash flow derived primarily from such receivables or interests therein.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Company.

“Reference Treasury Dealer” means (1) each of Goldman, Sachs & Co. and, in the case of the 2020 Notes and the 2047 Notes, Barclays Capital Inc. and J.P. Morgan Securities LLC, in the case of the 2022 Notes, Merrill Lynch, Pierce, Fenner & Smith Incorporated and MUFG Securities Americas Inc. and, in the case of the 2027 Notes, MUFG Securities Americas Inc. and Wells Fargo Securities, LLC or their respective affiliates and successors, unless any of them ceases to be a primary U.S. government securities dealer in the United States of America (a “Primary Treasury Dealer”), in which case the Company will substitute therefor another Primary Treasury Dealer and (2) two other Primary Treasury Dealers selected by the Company.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Quotation Agent, of the bid and asked prices for the applicable Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.

“Special Mandatory Redemption” has the meaning set forth in Section 7.01(a).

“Special Mandatory Redemption Trigger” has the meaning set forth in Section 7.01(a).

“Special Optional Redemption” has the meaning set forth in Section 8.01(a).

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the applicable Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the applicable Comparable Treasury Price for such redemption date.

“2020 Maturity Date” has the meaning set forth in Section 2.03.

“2020 Notes” has the meaning set forth in the second paragraph of the Recitals hereof.

“2022 Maturity Date” has the meaning set forth in Section 3.03.

“2022 Notes” has the meaning set forth in the second paragraph of the Recitals hereof.

“2022 Par Call Date” has the meaning set forth in Section 3.14.

“2027 Maturity Date” has the meaning set forth in Section 4.03.

“2027 Notes” has the meaning set forth in the second paragraph of the Recitals hereof.

“2027 Par Call Date” has the meaning set forth in Section 4.14.

“2047 Maturity Date” has the meaning set forth in Section 5.03.

“2047 Notes” has the meaning set forth in the second paragraph of the Recitals hereof.

“2047 Par Call Date” has the meaning set forth in Section 5.14.

All references herein to Articles, Sections or Exhibits, unless otherwise specified, refer to the corresponding Articles, Sections or Exhibits of this Supplemental Indenture. The terms “herein,” “hereof,” “hereunder” and other words of similar import refer to this Supplemental Indenture.

ARTICLE TWO

The Series of 2020 Notes

Section 2.01. Title of the Notes. The 2020 Notes shall be designated as the “2.50% Notes due 2020.”

Section 2.02. Limitation on Aggregate Principal Amount. The Trustee shall authenticate and deliver 2020 Notes for original issue on the Original Issue Date in the aggregate principal amount of $750,000,000, upon a Company Order for the authentication and delivery thereof and satisfaction of Sections 2.01(a) and 2.05(c) of the Original Indenture. Such order shall specify the amount of the 2020 Notes to be authenticated, the date on which the original issue of 2020 Notes is to be authenticated and the name or names of the initial Holder or Holders. The aggregate principal amount of 2020 Notes that may initially be outstanding shall not exceed $750,000,000; provided, however, that the authorized aggregate principal amount of the 2020 Notes may be increased above such amount without the consent of the Holders of any then outstanding 2020 Notes by a Board Resolution authorizing such increase. Any additional notes issued pursuant to such increase must have the same ranking, interest rate, maturity and other terms (except for the price to public, the Original Issue Date and the first Interest Payment Date, as applicable) as the 2020 Notes; provided that if any such additional notes are not fungible for U.S. federal income tax purposes with the 2020 Notes, such additional notes will be issued under a separate CUSIP number. Any such additional notes, together with the 2020 Notes, will constitute a single series of Notes under the Indenture.

Section 2.03. Stated Maturity. The Stated Maturity of the 2020 Notes shall be March 9, 2020 (the “2020 Maturity Date”).

Section 2.04. Interest and Interest Rate.

(a) The 2020 Notes shall bear interest at the rate of 2.50% per annum, from and including their Original Issue Date of March 9, 2017, or from the most recent Interest Payment Date to which interest has been paid, to, but excluding, the 2020 Maturity Date. Such interest shall be payable semi-annually in arrears, on the Interest Payment Dates of March 9 and September 9 in each year, commencing September 9, 2017. Interest accrued on the 2020 Notes from the last Interest Payment Date before the 2020 Maturity Date shall be payable on the 2020 Maturity Date.

(b) The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Persons in whose names the 2020 Notes (or one or more predecessor securities) are registered on the Regular Record Date for such Interest Payment Date, being the close of business on the fifteenth calendar day prior to such Interest Payment Date, whether or not such day is a Business Day.

Section 2.05. Place of Payment. Principal and interest payments on the 2020 Notes will be made by the Company to The Depository Trust Company (“DTC”) while it is the Depositary for the 2020 Notes, or if DTC shall cease to be the Depositary for the 2020 Notes, to the Trustee at its offices, as paying agent.

Section 2.06. Place of Registration or Exchange; Notices and Demands With Respect to the 2020 Notes. The place where the Holders of the 2020 Notes may present the 2020 Notes for registration of transfer or exchange and may make notices and demands to or upon the Company in respect of the 2020 Notes shall be the Corporate Trust Office of the Trustee.

Section 2.07. Global Notes.

(a) The 2020 Notes shall be issuable in whole or in part in the form of one or more permanent Global Notes in definitive, fully registered, book-entry form, without interest coupons. The Global Note shall be deposited on the Original Issue Date with, or on behalf of, the Depositary.

(b) DTC shall initially serve as Depositary with respect to the Global Note. Such Global Note shall bear the legend set forth in the form of 2020 Note attached as Exhibit A.

Section 2.08. Form of Securities. The Global Note for the 2020 Notes shall be substantially in the form attached as Exhibit A.

Section 2.09. Note Registrar. The Trustee shall initially serve as the Note Registrar for the 2020 Notes.

Section 2.10. Sinking Fund Obligations. The Company shall have no obligation to redeem or purchase any 2020 Notes pursuant to any sinking fund or analogous requirement or upon the happening of a specified event or at the option of a Holder thereof, except as set forth in Article Seven of this Supplemental Indenture.

Section 2.11. Limitation on Liens. The 2020 Notes shall be subject to the limitation on liens covenant set forth in Article Six of this Supplemental Indenture.

Section 2.12. Special Mandatory Redemption. The 2020 Notes shall be subject to the mandatory redemption provision set forth in Article Seven of this Supplemental Indenture.

Section 2.13. Special Optional Redemption. The 2020 Notes shall be subject to the optional redemption provision set forth in Article Eight of this Supplemental Indenture.

Section 2.14. Optional Redemption. Prior to the 2020 Maturity Date, the Company shall have the right to redeem the 2020 Notes, at its option, at any time in whole, or from time to time in part, at a redemption price equal to the greater of:

(i) 100% of the principal amount of the 2020 Notes to be redeemed; and

(ii) the sum of the present values of the remaining scheduled payments of principal and interest on the 2020 Notes to be redeemed that would be due if such 2020 Notes matured on the 2020 Maturity Date (not including any portion of such payments of interest accrued as of the date of redemption), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate, plus 15 basis points;

plus, in each case, accrued and unpaid interest on the principal amount being redeemed to, but excluding, the redemption date.

Notwithstanding the foregoing, installments of interest on the 2020 Notes that are due and payable on an Interest Payment Date falling on our prior to a redemption date shall be payable on such Interest Payment Date to the Holders as of the close of business on the relevant Regular Record Date.

ARTICLE THREE

The Series of 2022 Notes

Section 3.01. Title of the Notes. The 2022 Notes shall be designated as the “3.15% Notes due 2022.”

Section 3.02. Limitation on Aggregate Principal Amount. The Trustee shall authenticate and deliver 2022 Notes for original issue on the Original Issue Date in the aggregate principal amount of $1,150,000,000, upon a Company Order for the authentication and delivery thereof and satisfaction of Sections 2.01(a) and 2.05(c) of the Original Indenture. Such order shall specify the amount of the 2022 Notes to be authenticated, the date on which the original issue of 2022 Notes is to be authenticated and the name or names of the initial Holder or Holders. The aggregate principal amount of 2022 Notes that may initially be outstanding shall not exceed $1,150,000,000; provided, however, that the authorized aggregate principal amount of the 2022

Notes may be increased above such amount without the consent of the Holders of any then outstanding 2022 Notes by a Board Resolution authorizing such increase. Any additional notes issued pursuant to such increase must have the same ranking, interest rate, maturity and other terms (except for the price to public, the Original Issue Date and the first Interest Payment Date, as applicable) as the 2022 Notes; provided that if any such additional notes are not fungible for U.S. federal income tax purposes with the 2022 Notes, such additional notes will be issued under a separate CUSIP number. Any such additional notes, together with the 2022 Notes, will constitute a single series of Notes under the Indenture.

Section 3.03. Stated Maturity. The Stated Maturity of the 2022 Notes shall be April 1, 2022 (the “2022 Maturity Date”).

Section 3.04. Interest and Interest Rate.

(a) The 2022 Notes shall bear interest at the rate of 3.15% per annum, from and including their Original Issue Date of March 9, 2017, or from the most recent Interest Payment Date to which interest has been paid, to, but excluding, the 2022 Maturity Date. Such interest shall be payable semi-annually in arrears, on the Interest Payment Dates of April 1 and October 1 in each year, commencing October 1, 2017. Interest accrued on the 2022 Notes from the last Interest Payment Date before the 2022 Maturity Date shall be payable on the 2022 Maturity Date.

(b) The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Persons in whose names the 2022 Notes (or one or more predecessor securities) are registered on the Regular Record Date for such Interest Payment Date, being the close of business on the fifteenth calendar day prior to such Interest Payment Date, whether or not such day is a Business Day.

Section 3.05. Place of Payment. Principal and interest payments on the 2022 Notes will be made by the Company to DTC while it is the Depositary for the 2022 Notes, or if DTC shall cease to be the Depositary for the 2022 Notes, to the Trustee at its offices, as paying agent.

Section 3.06. Place of Registration or Exchange; Notices and Demands With Respect to the 2022 Notes. The place where the Holders of the 2022 Notes may present the 2022 Notes for registration of transfer or exchange and may make notices and demands to or upon the Company in respect of the 2022 Notes shall be the Corporate Trust Office of the Trustee.

Section 3.07. Global Notes.

(a) The 2022 Notes shall be issuable in whole or in part in the form of one or more permanent Global Notes in definitive, fully registered, book-entry form, without interest coupons. The Global Note shall be deposited on the Original Issue Date with, or on behalf of, the Depositary.

(b) DTC shall initially serve as Depositary with respect to the Global Note. Such Global Note shall bear the legend set forth in the form of 2022 Note attached as Exhibit B.

Section 3.08. Form of Securities. The Global Note for the 2022 Notes shall be substantially in the form attached as Exhibit B.

Section 3.09. Note Registrar. The Trustee shall initially serve as the Note Registrar for the 2022 Notes.

Section 3.10. Sinking Fund Obligations. The Company shall have no obligation to redeem or purchase any 2022 Notes pursuant to any sinking fund or analogous requirement or upon the happening of a specified event or at the option of a Holder thereof, except as set forth in Article Seven of this Supplemental Indenture.

Section 3.11. Limitation on Liens. The 2022 Notes shall be subject to the limitation on liens covenant set forth in Article Six of this Supplemental Indenture.

Section 3.12. Special Mandatory Redemption. The 2022 Notes shall be subject to the mandatory redemption provision set forth in Article Seven of this Supplemental Indenture.

Section 3.13. Special Optional Redemption. The 2022 Notes shall be subject to the optional redemption provision set forth in Article Eight of this Supplemental Indenture.

Section 3.14. Optional Redemption. Prior to March 1, 2022 (the “2022 Par Call Date”), the Company shall have the right to redeem the 2022 Notes, at its option, at any time in whole, or from time to time in part, at a redemption price equal to the greater of:

(i) 100% of the principal amount of the 2022 Notes to be redeemed; and

(ii) the sum of the present values of the remaining scheduled payments of principal and interest on the 2022 Notes to be redeemed that would be due if such 2022 Notes matured on the 2022 Par Call Date (not including any portion of such payments of interest accrued as of the date of redemption), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate, plus 20 basis points;

plus, in each case, accrued and unpaid interest on the principal amount being redeemed to, but excluding, the redemption date.

On or after the 2022 Par Call Date, the Company shall have the right to redeem the 2022 Notes, at its option, at any time in whole, or from time to time in part, at a redemption price equal to 100% of the principal amount of the 2022 Notes to be redeemed, plus accrued and unpaid interest on the principal amount being redeemed to, but excluding, the redemption date.

Notwithstanding the foregoing, installments of interest on the 2022 Notes that are due and payable on an Interest Payment Date falling on our prior to a redemption date shall be payable on such Interest Payment Date to the Holders as of the close of business on the relevant Regular Record Date.

ARTICLE FOUR

The Series of 2027 Notes

Section 4.01. Title of the Notes. The 2027 Notes shall be designated as the “3.90% Notes due 2027.”

Section 4.02. Limitation on Aggregate Principal Amount. The Trustee shall authenticate and deliver 2027 Notes for original issue on the Original Issue Date in the aggregate principal amount of $1,400,000,000, upon a Company Order for the authentication and delivery thereof and satisfaction of Sections 2.01(a) and 2.05(c) of the Original Indenture. Such order shall specify the amount of the 2027 Notes to be authenticated, the date on which the original issue of 2027 Notes is to be authenticated and the name or names of the initial Holder or Holders. The aggregate principal amount of 2027 Notes that may initially be outstanding shall not exceed $1,400,000,000; provided, however, that the authorized aggregate principal amount of the 2027 Notes may be increased above such amount without the consent of the Holders of any then outstanding 2027 Notes by a Board Resolution authorizing such increase. Any additional notes issued pursuant to such increase must have the same ranking, interest rate, maturity and other terms (except for the price to public, the Original Issue Date and the first Interest Payment Date, as applicable) as the 2027 Notes; provided that if any such additional notes are not fungible for U.S. federal income tax purposes with the 2027 Notes, such additional notes will be issued under a separate CUSIP number. Any such additional notes, together with the 2027 Notes, will constitute a single series of Notes under the Indenture.

Section 4.03. Stated Maturity. The Stated Maturity of the 2027 Notes shall be April 1, 2027 (the “2027 Maturity Date”).

Section 4.04. Interest and Interest Rate.

(a) The 2027 Notes shall bear interest at the rate of 3.90% per annum, from and including their Original Issue Date of March 9, 2017, or from the most recent Interest Payment Date to which interest has been paid, to, but excluding, the 2027 Maturity Date. Such interest shall be payable semi-annually in arrears, on the Interest Payment Dates of April 1 and October 1 in each year, commencing October 1, 2017. Interest accrued on the 2027 Notes from the last Interest Payment Date before the 2027 Maturity Date shall be payable on the 2027 Maturity Date.

(b) The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Persons in whose names the 2027 Notes (or one or more predecessor securities) are registered on the Regular Record Date for such Interest Payment Date, being the close of business on the fifteenth calendar day prior to such Interest Payment Date, whether or not such day is a Business Day.

Section 4.05. Place of Payment. Principal and interest payments on the 2027 Notes will be made by the Company to DTC while it is the Depositary for the 2027 Notes, or if DTC shall cease to be the Depositary for the 2027 Notes, to the Trustee at its offices, as paying agent.

Section 4.06. Place of Registration or Exchange; Notices and Demands With Respect to the 2027 Notes. The place where the Holders of the 2027 Notes may present the 2027 Notes for registration of transfer or exchange and may make notices and demands to or upon the Company in respect of the 2027 Notes shall be the Corporate Trust Office of the Trustee.

Section 4.07. Global Notes.

(a) The 2027 Notes shall be issuable in whole or in part in the form of one or more permanent Global Notes in definitive, fully registered, book-entry form, without interest coupons. The Global Note shall be deposited on the Original Issue Date with, or on behalf of, the Depositary.

(b) DTC shall initially serve as Depositary with respect to the Global Note. Such Global Note shall bear the legend set forth in the form of 2027 Note attached as Exhibit C.

Section 4.08. Form of Securities. The Global Note for the 2027 Notes shall be substantially in the form attached as Exhibit C.

Section 4.09. Note Registrar. The Trustee shall initially serve as the Note Registrar for the 2027 Notes.

Section 4.10. Sinking Fund Obligations. The Company shall have no obligation to redeem or purchase any 2027 Notes pursuant to any sinking fund or analogous requirement or upon the happening of a specified event or at the option of a Holder thereof, except as set forth in Article Seven of this Supplemental Indenture.

Section 4.11. Limitation on Liens. The 2027 Notes shall be subject to the limitation on liens covenant set forth in Article Six of this Supplemental Indenture.

Section 4.12. Special Mandatory Redemption. The 2027 Notes shall be subject to the mandatory redemption provision set forth in Article Seven of this Supplemental Indenture.

Section 4.13. Special Optional Redemption. The 2027 Notes shall be subject to the optional redemption provision set forth in Article Eight of this Supplemental Indenture.

Section 4.14. Optional Redemption. Prior to January 1, 2027 (the “2027 Par Call Date”), the Company shall have the right to redeem the 2027 Notes, at its option, at any time in whole, or from time to time in part, at a redemption price equal to the greater of:

(i) 100% of the principal amount of the 2027 Notes to be redeemed; and

(ii) the sum of the present values of the remaining scheduled payments of principal and interest on the 2027 Notes to be redeemed that would be due if such 2027 Notes matured on the 2027 Par Call Date (not including any portion of such payments of interest accrued as of the date of redemption), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate, plus 25 basis points;

plus, in each case, accrued and unpaid interest on the principal amount being redeemed to, but excluding, the redemption date.

On or after the 2027 Par Call Date, the Company shall have the right to redeem the 2027 Notes, at its option, at any time in whole, or from time to time in part, at a redemption price equal to 100% of the principal amount of the 2027 Notes to be redeemed, plus accrued and unpaid interest on the principal amount being redeemed to, but excluding, the redemption date.

Notwithstanding the foregoing, installments of interest on the 2027 Notes that are due and payable on an Interest Payment Date falling on our prior to a redemption date shall be payable on such Interest Payment Date to the Holders as of the close of business on the relevant Regular Record Date.

ARTICLE FIVE

The Series of 2047 Notes

Section 5.01. Title of the Notes. The 2047 Notes shall be designated as the “4.85% Notes due 2047.”

Section 5.02. Limitation on Aggregate Principal Amount. The Trustee shall authenticate and deliver 2047 Notes for original issue on the Original Issue Date in the aggregate principal amount of $1,000,000,000, upon a Company Order for the authentication and delivery thereof and satisfaction of Sections 2.01(a) and 2.05(c) of the Original Indenture. Such order shall specify the amount of the 2047 Notes to be authenticated, the date on which the original issue of 2047 Notes is to be authenticated and the name or names of the initial Holder or Holders. The aggregate principal amount of 2047 Notes that may initially be outstanding shall not exceed $1,000,000,000; provided, however, that the authorized aggregate principal amount of the 2047 Notes may be increased above such amount without the consent of the Holders of any then outstanding 2047 Notes by a Board Resolution authorizing such increase. Any additional notes issued pursuant to such increase must have the same ranking, interest rate, maturity and other terms (except for the price to public, the Original Issue Date and the first Interest Payment Date, as applicable) as the 2047 Notes; provided that if any such additional notes are not fungible for U.S. federal income tax purposes with the 2047 Notes, such additional notes will be issued under a separate CUSIP number. Any such additional notes, together with the 2047 Notes, will constitute a single series of Notes under the Indenture.

Section 5.03. Stated Maturity. The Stated Maturity of the 2047 Notes shall be April 1, 2047 (the “2047 Maturity Date”).

Section 5.04. Interest and Interest Rate.

(a) The 2047 Notes shall bear interest at the rate of 4.85% per annum, from and including their Original Issue Date of March 9, 2017, or from the most recent Interest Payment Date to which interest has been paid, to, but excluding, the 2047 Maturity Date. Such interest shall be payable semi-annually in arrears, on the Interest Payment Dates of April 1 and October 1 in each year, commencing October 1, 2017. Interest accrued on the 2047 Notes from the last Interest Payment Date before the 2047 Maturity Date shall be payable on the 2047 Maturity Date.

(b) The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Persons in whose names the 2047 Notes (or one or more predecessor securities) are registered on the Regular Record Date for such Interest Payment Date, being the close of business on the fifteenth calendar day prior to such Interest Payment Date, whether or not such day is a Business Day.

Section 5.05. Place of Payment. Principal and interest payments on the 2047 Notes will be made by the Company to DTC while it is the Depositary for the 2047 Notes, or if DTC shall cease to be the Depositary for the 2047 Notes, to the Trustee at its offices, as paying agent.

Section 5.06. Place of Registration or Exchange; Notices and Demands With Respect to the 2047 Notes. The place where the Holders of the 2047 Notes may present the 2047 Notes for registration of transfer or exchange and may make notices and demands to or upon the Company in respect of the 2047 Notes shall be the Corporate Trust Office of the Trustee.

Section 5.07. Global Notes.

(a) The 2047 Notes shall be issuable in whole or in part in the form of one or more permanent Global Notes in definitive, fully registered, book-entry form, without interest coupons. The Global Note shall be deposited on the Original Issue Date with, or on behalf of, the Depositary.

(b) DTC shall initially serve as Depositary with respect to the Global Note. Such Global Note shall bear the legend set forth in the form of 2047 Note attached as Exhibit D.

Section 5.08. Form of Securities. The Global Note for the 2047 Notes shall be substantially in the form attached as Exhibit D.

Section 5.09. Note Registrar. The Trustee shall initially serve as the Note Registrar for the 2047 Notes.

Section 5.10. Sinking Fund Obligations. The Company shall have no obligation to redeem or purchase any 2047 Notes pursuant to any sinking fund or analogous requirement or upon the happening of a specified event or at the option of a Holder thereof, except as set forth in Article Seven of this Supplemental Indenture.

Section 5.11. Limitation on Liens. The 2047 Notes shall be subject to the limitation on liens covenant set forth in Article Six of this Supplemental Indenture.

Section 5.12. Special Mandatory Redemption. The 2047 Notes shall be subject to the mandatory redemption provision set forth in Article Seven of this Supplemental Indenture.

Section 5.13. Special Optional Redemption. The 2047 Notes shall be subject to the optional redemption provision set forth in Article Eight of this Supplemental Indenture.

Section 5.14. Optional Redemption. Prior to October 1, 2046 (the “2047 Par Call Date”), the Company shall have the right to redeem the 2047 Notes, at its option, at any time in whole, or from time to time in part, at a redemption price equal to the greater of:

(i) 100% of the principal amount of the 2047 Notes to be redeemed; and

(ii) the sum of the present values of the remaining scheduled payments of principal and interest on the 2047 Notes to be redeemed that would be due if such 2047 Notes matured on the 2047 Par Call Date (not including any portion of such payments of interest accrued as of the date of redemption), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate, plus 30 basis points;

plus, in each case, accrued and unpaid interest on the principal amount being redeemed to, but excluding, the redemption date.

On or after the 2047 Par Call Date, the Company shall have the right to redeem the 2047 Notes, at its option, at any time in whole, or from time to time in part, at a redemption price equal to 100% of the principal amount of the 2047 Notes to be redeemed, plus accrued and unpaid interest on the principal amount being redeemed to, but excluding, the redemption date.

Notwithstanding the foregoing, installments of interest on the 2047 Notes that are due and payable on an Interest Payment Date falling on our prior to a redemption date shall be payable on such Interest Payment Date to the Holders as of the close of business on the relevant Regular Record Date.

ARTICLE SIX

Limitation on Liens

Section 6.01. Limitation on Liens.

(a) So long as any Securities remain outstanding, the Company shall not issue, assume, guarantee or permit to exist any indebtedness for borrowed money secured by a Lien on any shares of capital stock or other equity interests of any Majority-Owned Subsidiary, which shares of capital stock or other equity interests the Company now or hereafter directly owns, without effectively securing the Securities equally and ratably with (or prior to) that indebtedness. The foregoing limitation does not limit the following Liens and indebtedness:

(i) any Lien on shares of capital stock or other equity interests of an entity, which Lien exists at the time that such entity becomes a Majority-Owned Subsidiary;

(ii) any Lien on shares of capital stock or other equity interests created at the time the Company acquires those shares of capital stock or other equity interests, or within 270 days after that time, to secure all or a portion of the purchase price for those shares of capital stock or other equity interests;

(iii) any Lien on shares of capital stock or other equity interests in favor of the United States (or any State or territory thereof), any foreign country or any department, agency or instrumentality or political subdivision of those jurisdictions, to secure payment pursuant to any contract or statute;

(iv) any Lien on shares of capital stock or other equity interests arising in connection with court proceedings; provided that either: (1) the execution or enforcement of that Lien is effectively stayed within 30 days after entry of the corresponding judgment (or the corresponding judgment has been discharged within that 30 day period) and the claims secured by that Lien are being contested in good faith by appropriate proceedings; (2) the payment of that Lien is covered in full by insurance and the insurance provider has not denied or contested coverage; or (3) so long as that Lien is adequately bonded, any appropriate legal proceedings that have been duly initiated for the review of the corresponding judgment, decree or order have not been fully terminated or the periods within which those proceedings may be initiated have not expired;

(v) any Lien on shares of capital stock or other equity interests in favor of the Company;

(vi) any Lien on shares of capital stock or other equity interests of any special purpose subsidiary formed for the sole and exclusive purpose of the acquisition, development, ownership or operation of an asset with indebtedness as to which there is no recourse to the Company or any of its affiliates other than such subsidiary;

(vii) any Lien on shares of capital stock or other equity interests of any special purpose, bankruptcy-remote subsidiary formed for the sole and exclusive purpose of engaging in activities in connection with the purchase, sale and financing of accounts receivable, payment intangibles, accounts or notes receivable and related rights and property in connection with and pursuant to a Permitted Securitization; and

(viii) the replacement, extension or renewal of any Lien referred to above, provided that: (1) the principal amount of indebtedness secured by those Liens immediately after the replacement, extension or renewal may not exceed the principal amount of indebtedness secured by those Liens immediately before the replacement, extension or renewal; and (2) the replacement, extension or renewal Lien is limited to no more than the same proportion of the shares of capital stock or other equity interests as were covered by the Lien that was replaced, extended or renewed.

(b) The provisions of this Section 6.01 shall be an “additional covenant” for purposes of Section 5.04 of the Original Indenture and subject to covenant defeasance in accordance with Section 5.04 of the Original Indenture, including, without limitation, Section 5.04(g) (such that following a covenant defeasance with respect to such series of Securities, payment on such series of Securities may not be accelerated because of a default under or other reference to this Section 6.01).

ARTICLE SEVEN

Special Mandatory Redemption

Section 7.01. Special Mandatory Redemption.

(a) Upon the first to occur of either (i) 5:00 p.m. (New York City time) on November 30, 2017, if the Merger is not consummated on or prior to such time on such date, or (ii) the date on which the Merger Agreement is terminated (each, a “Special Mandatory Redemption Trigger”), the Company shall redeem the Securities, in whole, at a redemption price equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest thereon to, but excluding, the date of such redemption (the “Special Mandatory Redemption”).

(b) Within five Business Days after the occurrence of the Special Mandatory Redemption Trigger, the Company shall give notice of the Special Mandatory Redemption to each Holder of the Securities, stating, among other matters prescribed in the Indenture, that a Special Mandatory Redemption Trigger has occurred and that all of the Securities being redeemed will be redeemed on the redemption date set forth in such notice (which will be no earlier than three Business Days and no later than 30 days from the date such notice is given). The Company shall deliver to the Trustee notice of a Special Mandatory Redemption at least two (2) Business Days prior to the date notice of a Special Mandatory Redemption is to be delivered to the Holders of the Securities. The notice of a Special Mandatory Redemption shall be given to the Holders of the Securities by the Trustee in the name and at the expense of the Company, upon the Company’s written request at least two (2) Business Days prior to the date notice of a Special Mandatory Redemption is to be delivered to the Holders of the Securities, which request shall include all of the information required to be set forth in the notice of Special Mandatory Redemption.

(c) This Section 7.01 shall apply to the Special Mandatory Redemption of the Securities in lieu of Sections 3.02(a) and 3.02(b) of the Original Indenture. Section 3.02(e) of the Original Indenture shall not be applicable to any redemption notice given in the event of the Special Mandatory Redemption.

ARTICLE EIGHT

Special Optional Redemption

Section 8.01. Special Optional Redemption.

(a) The Securities may be redeemed at the option of the Company, in whole but not in part, at any time before November 30, 2017, at a redemption price equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest thereon to, but excluding, the date of such redemption, if the Company determines, in its reasonable judgment, that the Merger will not be consummated on or before 5:00 p.m. (New York City time) on November 30, 2017 (the “Special Optional Redemption”).

(b) If the Company exercises the Special Optional Redemption right provided in clause (a) above, it shall provide notice to each Holder of the Securities to be redeemed, stating, among other matters prescribed in the Indenture, that it is exercising such Special Optional Redemption right and that all of the Securities being redeemed will be redeemed on the redemption date set forth in such notice (which will be no earlier than three Business Days and no later than 30 days from the date such notice is given). The election of the Company to redeem the Securities shall be evidenced by a Board Resolution. The Company shall deliver to the Trustee notice of a Special Optional Redemption at least two (2) Business Days prior to the date notice of a Special Optional Redemption is to be delivered to the Holders of the Securities. The notice of a Special Optional Redemption shall be given to the Holders of the Securities by the Trustee in the name and at the expense of the Company, upon the Company’s written request at least two (2) Business Days prior to the date notice of a Special Optional Redemption is to be delivered to the Holders of the Securities, which request shall include all of the information required to be set forth in the notice of Special Optional Redemption.

(c) This Section 8.01(b) shall apply to the Special Optional Redemption of the Securities in lieu of Sections 3.02(a) and 3.02(b) of the Original Indenture. Section 3.02(e) of the Original Indenture shall not be applicable to any redemption notice given in the event of the Special Optional Redemption.

ARTICLE NINE

Miscellaneous Provisions

Section 9.01. The Indenture, as supplemented by this Supplemental Indenture, is in all respects hereby adopted, ratified and confirmed.

Section 9.02. This Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

Section 9.03. THIS SUPPLEMENTAL INDENTURE AND EACH SERIES OF THE SECURITIES SHALL BE GOVERNED BY AND DEEMED TO BE A CONTRACT MADE UNDER, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

Section 9.04. If any provision in this Supplemental Indenture limits, qualifies or conflicts with another provision hereof that is required to be included herein by any provisions of the Trust Indenture Act, such required provision shall control.

Section 9.05. In case any provision in this Supplemental Indenture or the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 9.06. The recitals contained herein shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the proper authorization or due execution hereof or of the Securities by the Company or as to the validity or sufficiency of this Supplemental Indenture or the Securities. The Trustee shall not be accountable for the use or application by the Company of the Securities or the proceeds of the Securities. All of the rights, protections, benefits, immunities and indemnities afforded or given to the Trustee pursuant to the Original Indenture shall apply to and be enforceable by the Trustee acting in each of its capacities relating to the Securities and pursuant to this Supplemental Indenture mutatis mutandi as if set forth and incorporated herein. The Trustee is acting hereunder, not in its individual capacity, but solely in its capacity as Trustee, Note Registrar and paying agent for the Securities under the Indenture.

*    *    *    *

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the day and year first above written.

GREAT PLAINS ENERGY INCORPORATED

By	/s/ Kevin E. Bryant
	Name:	Kevin E. Bryant
	Title:	Senior Vice President – Finance and Strategy and Chief Financial Officer

[CORPORATE SEAL]

ATTEST:

By	/s/ Ellen E. Fairchild
	Name:	Ellen E. Fairchild
	Title:	Vice President, Chief Compliance Officer and Corporate Secretary

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By	/s/ Valere Boyd
Name: Valere Boyd
Title: Vice President

STATE OF MISSOURI	)
) ss.
COUNTY OF JACKSON	)

On the 9th day of March, 2017, before me personally came Kevin E. Bryant, to me known, who, being by me duly sworn, did depose and say that he is Senior Vice President – Finance and Strategy and Chief Financial Officer of GREAT PLAINS ENERGY INCORPORATED, one of the corporations described in and which executed the above instrument; that he knows the corporate seal of said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.

[NOTARIAL SEAL]

/s/ Annette Carter
Notary Public

STATE OF MISSOURI	)
) ss.
COUNTY OF JACKSON	)

On the 9th day of March, 2017, before me personally came Ellen E. Fairchild, to me known, who, being by me duly sworn, did depose and say that she is Vice President, Chief Compliance Officer and Corporate Secretary of GREAT PLAINS ENERGY INCORPORATED, one of the corporations described in and which executed the above instrument; that she knows the corporate seal of said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that she signed her name thereto by like authority.

[NOTARIAL SEAL]

/s/ Annette Carter
Notary Public

Exhibit A

[FORM OF NOTE]

[Global Note]

For as long as this Global Note is deposited with or on behalf of The Depository Trust Company it shall bear the following legend. Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to Great Plains Energy Incorporated or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

GREAT PLAINS ENERGY INCORPORATED

2.50% NOTES DUE 2020

Interest Rate: 2.50% per annum	Principal Sum $
Maturity Date: March 9, 2020	CUSIP No. 391164 AG5
Registered Holder:

GREAT PLAINS ENERGY INCORPORATED, a Missouri corporation (hereinafter called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to the registered Holder named above or registered assigns, on the maturity date stated above, the principal sum stated above and to pay interest thereon from March 9, 2017, or from the most recent Interest Payment Date to which interest has been duly paid or provided for, initially on September 9, 2017, and thereafter semi-annually on March 9 and September 9 of each year, at the interest rate stated above, until the date on which payment of such principal sum has been made or duly provided for. The interest so payable on any Interest Payment Date will be paid to the person in whose name this Note is registered at the close of business on the fifteenth calendar day prior to such Interest Payment Date (whether or not such day is a Business Day), except as otherwise provided in the Indenture.

The principal and interest payments on this Note will be made by the Company to the registered Holder named above. All such payments shall be made in such coin or currency of the United States of America as at the time of payment is legally tender for payment of public and private debts.

This Note is one of a duly authorized issue of notes of the Company (herein called the “Notes”), issued under an Indenture, dated as of June 1, 2004, as supplemented by the Fifth Supplemental Indenture, dated as of March 9, 2017 (herein called the “Indenture,” which term shall have the meaning assigned to it in such instruments), between the Company and The Bank of New York Mellon Trust Company, N.A. (successor to BNY Midwest Trust Company), as

Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture). Reference is made to the Indenture and any supplemental indenture thereto for the provisions relating, among other things, to the respective rights of the Company, the Trustee and the Holders of the Notes, and the terms on which the Notes are authenticated and delivered. This Note is one of the series designated on the face hereof, initially limited in aggregate principal amount to $750,000,000; provided, however, that the authorized aggregate principal amount of the Notes may be increased above such amount by a Board Resolution authorizing such increase. Any additional notes issued pursuant to such increase must have the same ranking, interest rate, maturity and other terms (except for the price to public, the Original Issue Date and the first Interest Payment Date, as applicable) as the Notes; provided that if any such additional notes are not fungible for U.S. federal income tax purposes with the Notes, such additional notes will be issued under a separate CUSIP number. Any such additional notes, together with the Notes, will constitute a single series of Notes under the Indenture.

Upon the first to occur of either (i) 5:00 p.m. (New York City time) on November 30, 2017, if the merger of Westar Energy, Inc. and GP Star, Inc. and the Company’s acquisition of all of Westar Energy, Inc.’s issued and outstanding common stock (together, the “Merger”) is not consummated on or prior to such time on such date, or (ii) the date on which the Agreement and Plan of Merger dated as of May 29, 2016 by and among the Company, Westar Energy, Inc. and, from and after its accession thereto, GP Star, Inc. is terminated (each, a “Special Mandatory Redemption Trigger”), the Company shall redeem the Notes, in whole, at a redemption price equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest thereon to, but excluding, the date of such redemption (the “Special Mandatory Redemption”).

Within five Business Days after the occurrence of the Special Mandatory Redemption Trigger, the Company will give notice of the Special Mandatory Redemption to each Holder of the Notes, stating, among other matters prescribed in the Indenture, that a Special Mandatory Redemption Trigger has occurred and that all such Notes of this series shall be redeemed on the redemption date set forth in such notice (which will be no earlier than three Business Days and no later than 30 days from the date such notice is given).

The Notes may be redeemed at the option of the Company, in whole but not in part, at any time before November 30, 2017, at a redemption price equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest thereon to, but excluding, the date of such redemption, if the Company determines, in its reasonable judgment, that the Merger will not be consummated on or before 5:00 p.m. (New York City time) on November 30, 2017 (the “Special Optional Redemption”).

If the Company exercises the Special Optional Redemption right, it shall provide notice to each Holder of the Notes to be redeemed, stating, among other matters prescribed in the Indenture, that it is exercising such Special Optional Redemption right and that all such Notes of this series shall be redeemed on the redemption date set forth in such notice (which will be no earlier than three Business Days and no later than 30 days from the date such notice is given).

Prior to the Maturity Date stated above, the Company shall have the right to redeem the Notes of this series, at its option, at any time in whole, or from time to time in part, at a redemption price equal to the greater of (i) 100% of the principal amount to be redeemed and

(ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed that would be due if such Notes matured on the Maturity Date stated above (not including any portion of such payments of interest accrued as of the date of redemption), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points; plus, in each case, accrued and unpaid interest on the principal amount of the Notes being redeemed to, but excluding, the redemption date.

For purposes of determining the optional redemption price:

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes.

“Comparable Treasury Price” means, with respect to any redemption date, (1) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations; (2) if the Quotation Agent obtains fewer than four of such Reference Treasury Dealer Quotations, the average of all such Reference Treasury Dealer Quotations; or (3) if only one such Reference Treasury Dealer Quotation is received, such Reference Treasury Dealer Quotation.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Company.

“Reference Treasury Dealer” means (1) each of Goldman, Sachs & Co., Barclays Capital Inc. and J.P. Morgan Securities LLC or their respective affiliates and successors, unless any of them ceases to be a primary U.S. government securities dealer in the United States of America (a “Primary Treasury Dealer”), in which case the Company will substitute therefor another Primary Treasury Dealer and (2) two other Primary Treasury Dealers selected by the Company.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

The Indenture contains provisions for defeasance at any time of (i) the entire indebtedness of this Note and (ii) the Company’s obligations under the Indenture and this Note with respect to certain covenants and related Events of Default, upon compliance by the Company with certain conditions set forth in the Indenture.

If an Event of Default with respect to the Notes shall occur and be continuing, the principal of this Note may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the securities at the time outstanding of all series to be affected, considered as one class. The Indenture contains provisions permitting the Holders of a majority in aggregate principal amount of the securities of any series at the time outstanding, on behalf of the Holders of all securities of such series, to waive certain past defaults or Events of Default under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued in exchange, substitution or upon the registration or transfer hereof, irrespective of whether or not notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and in the coin or currency, herein provided.

This Note is issuable as a registered Note only, in the minimum denomination of $2,000 and integral multiples of $1,000.

As provided in the Indenture, this Note is transferable by the registered Holder hereof in person or by his attorney duly authorized in writing on the books of the Company at the office or agency to be maintained by the Company for that purpose. Upon any registration of transfer, a new registered Note or Notes, of authorized denomination or denominations, and in the same aggregate principal amount, will be issued to the transferee in exchange therefore.

The Company, the Trustee, any paying agent and any Authenticating Agent may deem and treat the registered Holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue) for the purpose of receiving payment of or on account of the principal of (and premium, if any) and interest on this Note as herein provided and for all other purposes, and neither the Company nor the Trustee nor any paying agent nor any Authenticating Agent shall be affected by any notice to the contrary.

No recourse shall be had for the payment of the principal of or any premium or interest on this Note, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator or against any past, present or future stockholder, officer or member of the Board of Directors, as such, of the Company, whether by virtue of any constitution, state or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

This Note shall be governed by and deemed to be a contract made under, and construed in accordance with, the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of the State of New York without regard to conflicts of law principles thereof.

All terms used in this Note which are defined in the Indenture and not defined herein shall have the meaning assigned to them in the Indenture.

This Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose until the certificate of authentication on the face hereof is manually signed by the Trustee.

IN WITNESS WHEREOF, the Company has caused this instrument to be signed by the manual or facsimile signatures of the Senior Vice President – Finance and Strategy and Chief Financial Officer and the Vice President – Corporate Planning, Investor Relations and Treasurer of the Company, and a facsimile of its corporate seal to be affixed or reproduced hereon.

GREAT PLAINS ENERGY INCORPORATED

By
Name:
Title:

(SEAL)

By
Name:
Title:

Dated:

ATTEST:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION
This is one of the Notes of the series designated herein issued under the Indenture described herein.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Trustee

By
Authorized Signatory

Dated:

Exhibit B

[FORM OF NOTE]

[Global Note]

For as long as this Global Note is deposited with or on behalf of The Depository Trust Company it shall bear the following legend. Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to Great Plains Energy Incorporated or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

GREAT PLAINS ENERGY INCORPORATED

3.15% NOTES DUE 2022

Interest Rate: 3.15% per annum	Principal Sum $
Maturity Date: April 1, 2022	CUSIP No. 391164 AH3
Registered Holder:

GREAT PLAINS ENERGY INCORPORATED, a Missouri corporation (hereinafter called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to the registered Holder named above or registered assigns, on the maturity date stated above, the principal sum stated above and to pay interest thereon from March 9, 2017, or from the most recent Interest Payment Date to which interest has been duly paid or provided for, initially on October 1, 2017, and thereafter semi-annually on April 1 and October 1 of each year, at the interest rate stated above, until the date on which payment of such principal sum has been made or duly provided for. The interest so payable on any Interest Payment Date will be paid to the person in whose name this Note is registered at the close of business on the fifteenth calendar day prior to such Interest Payment Date (whether or not such day is a Business Day), except as otherwise provided in the Indenture.

The principal and interest payments on this Note will be made by the Company to the registered Holder named above. All such payments shall be made in such coin or currency of the United States of America as at the time of payment is legally tender for payment of public and private debts.

This Note is one of a duly authorized issue of notes of the Company (herein called the “Notes”), issued under an Indenture, dated as of June 1, 2004, as supplemented by the Fifth Supplemental Indenture, dated as of March 9, 2017 (herein called the “Indenture,” which term shall have the meaning assigned to it in such instruments), between the Company and The Bank of New York Mellon Trust Company, N.A. (successor to BNY Midwest Trust Company), as

Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture). Reference is made to the Indenture and any supplemental indenture thereto for the provisions relating, among other things, to the respective rights of the Company, the Trustee and the Holders of the Notes, and the terms on which the Notes are authenticated and delivered. This Note is one of the series designated on the face hereof, initially limited in aggregate principal amount to $1,150,000,000; provided, however, that the authorized aggregate principal amount of the Notes may be increased above such amount by a Board Resolution authorizing such increase. Any additional notes issued pursuant to such increase must have the same ranking, interest rate, maturity and other terms (except for the price to public, the Original Issue Date and the first Interest Payment Date, as applicable) as the Notes; provided that if any such additional notes are not fungible for U.S. federal income tax purposes with the Notes, such additional notes will be issued under a separate CUSIP number. Any such additional notes, together with the Notes, will constitute a single series of Notes under the Indenture.

Upon the first to occur of either (i) 5:00 p.m. (New York City time) on November 30, 2017, if the merger of Westar Energy, Inc. and GP Star, Inc. and the Company’s acquisition of all of Westar Energy, Inc.’s issued and outstanding common stock (together, the “Merger”) is not consummated on or prior to such time on such date, or (ii) the date on which the Agreement and Plan of Merger dated as of May 29, 2016 by and among the Company, Westar Energy, Inc. and, from and after its accession thereto, GP Star, Inc. is terminated (each, a “Special Mandatory Redemption Trigger”), the Company shall redeem the Notes, in whole, at a redemption price equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest thereon to, but excluding, the date of such redemption (the “Special Mandatory Redemption”).

Within five Business Days after the occurrence of the Special Mandatory Redemption Trigger, the Company will give notice of the Special Mandatory Redemption to each Holder of the Notes, stating, among other matters prescribed in the Indenture, that a Special Mandatory Redemption Trigger has occurred and that all such Notes of this series shall be redeemed on the redemption date set forth in such notice (which will be no earlier than three Business Days and no later than 30 days from the date such notice is given).

The Notes may be redeemed at the option of the Company, in whole but not in part, at any time before November 30, 2017, at a redemption price equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest thereon to, but excluding, the date of such redemption, if the Company determines, in its reasonable judgment, that the Merger will not be consummated on or before 5:00 p.m. (New York City time) on November 30, 2017 (the “Special Optional Redemption”).

If the Company exercises the Special Optional Redemption right, it shall provide notice to each Holder of the Notes to be redeemed, stating, among other matters prescribed in the Indenture, that it is exercising such Special Optional Redemption right and that all such Notes of this series shall be redeemed on the redemption date set forth in such notice (which will be no earlier than three Business Days and no later than 30 days from the date such notice is given).

Prior to March 1, 2022 (the “Par Call Date”), the Company shall have the right to redeem the Notes of this series, at its option, at any time in whole, or from time to time in part, at a redemption price equal to the greater of (i) 100% of the principal amount to be redeemed and

(ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed that would be due if such Notes matured on the Par Call Date (not including any portion of such payments of interest accrued as of the date of redemption), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points; plus, in each case, accrued and unpaid interest on the principal amount of the Notes being redeemed to, but excluding, the redemption date.

On or after the Par Call Date, the Company shall have the right to redeem the Notes, at its option, at any time in whole, or from time to time in part, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest on the principal amount being redeemed to, but excluding, the redemption date.

For purposes of determining the optional redemption price:

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Notes to be redeemed (assuming, for this purpose, that the Notes matured on the Par Call Date) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes.

“Comparable Treasury Price” means, with respect to any redemption date, (1) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations; (2) if the Quotation Agent obtains fewer than four of such Reference Treasury Dealer Quotations, the average of all such Reference Treasury Dealer Quotations; or (3) if only one such Reference Treasury Dealer Quotation is received, such Reference Treasury Dealer Quotation.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Company.

“Reference Treasury Dealer” means (1) each of Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and MUFG Securities Americas Inc. or their respective affiliates and successors, unless any of them ceases to be a primary U.S. government securities dealer in the United States of America (a “Primary Treasury Dealer”), in which case the Company will substitute therefor another Primary Treasury Dealer and (2) two other Primary Treasury Dealers selected by the Company.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

The Indenture contains provisions for defeasance at any time of (i) the entire indebtedness of this Note and (ii) the Company’s obligations under the Indenture and this Note with respect to certain covenants and related Events of Default, upon compliance by the Company with certain conditions set forth in the Indenture.

If an Event of Default with respect to the Notes shall occur and be continuing, the principal of this Note may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the securities at the time outstanding of all series to be affected, considered as one class. The Indenture contains provisions permitting the Holders of a majority in aggregate principal amount of the securities of any series at the time outstanding, on behalf of the Holders of all securities of such series, to waive certain past defaults or Events of Default under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued in exchange, substitution or upon the registration or transfer hereof, irrespective of whether or not notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and in the coin or currency, herein provided.

This Note is issuable as a registered Note only, in the minimum denomination of $2,000 and integral multiples of $1,000.

As provided in the Indenture, this Note is transferable by the registered Holder hereof in person or by his attorney duly authorized in writing on the books of the Company at the office or agency to be maintained by the Company for that purpose. Upon any registration of transfer, a new registered Note or Notes, of authorized denomination or denominations, and in the same aggregate principal amount, will be issued to the transferee in exchange therefore.

The Company, the Trustee, any paying agent and any Authenticating Agent may deem and treat the registered Holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue) for the purpose of receiving payment of or on account of the principal of (and premium, if any) and interest on this Note as herein provided and for all other purposes, and neither the Company nor the Trustee nor any paying agent nor any Authenticating Agent shall be affected by any notice to the contrary.

No recourse shall be had for the payment of the principal of or any premium or interest on this Note, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator or against any past, present or future stockholder, officer or member of the Board of Directors, as such, of the Company, whether by virtue of any constitution, state or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

This Note shall be governed by and deemed to be a contract made under, and construed in accordance with, the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of the State of New York without regard to conflicts of law principles thereof.

All terms used in this Note which are defined in the Indenture and not defined herein shall have the meaning assigned to them in the Indenture.

This Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose until the certificate of authentication on the face hereof is manually signed by the Trustee.

IN WITNESS WHEREOF, the Company has caused this instrument to be signed by the manual or facsimile signatures of the Senior Vice President – Finance and Strategy and Chief Financial Officer and the Vice President – Corporate Planning, Investor Relations and Treasurer of the Company, and a facsimile of its corporate seal to be affixed or reproduced hereon.

GREAT PLAINS ENERGY INCORPORATED

By
Name:
Title:

(SEAL)

By
Name:
Title:

Dated:

ATTEST:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION
This is one of the Notes of the series designated herein issued under the Indenture described herein.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Trustee

By
Authorized Signatory

Dated:

Exhibit C

[FORM OF NOTE]

[Global Note]

For as long as this Global Note is deposited with or on behalf of The Depository Trust Company it shall bear the following legend. Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to Great Plains Energy Incorporated or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

GREAT PLAINS ENERGY INCORPORATED

3.90% NOTES DUE 2027

Interest Rate: 3.90% per annum	Principal Sum $
Maturity Date: April 1, 2027	CUSIP No. 391164 AJ9
Registered Holder:

GREAT PLAINS ENERGY INCORPORATED, a Missouri corporation (hereinafter called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to the registered Holder named above or registered assigns, on the maturity date stated above, the principal sum stated above and to pay interest thereon from March 9, 2017, or from the most recent Interest Payment Date to which interest has been duly paid or provided for, initially on October 1, 2017, and thereafter semi-annually on April 1 and October 1 of each year, at the interest rate stated above, until the date on which payment of such principal sum has been made or duly provided for. The interest so payable on any Interest Payment Date will be paid to the person in whose name this Note is registered at the close of business on the fifteenth calendar day prior to such Interest Payment Date (whether or not such day is a Business Day), except as otherwise provided in the Indenture.

The principal and interest payments on this Note will be made by the Company to the registered Holder named above. All such payments shall be made in such coin or currency of the United States of America as at the time of payment is legally tender for payment of public and private debts.

This Note is one of a duly authorized issue of notes of the Company (herein called the “Notes”), issued under an Indenture, dated as of June 1, 2004, as supplemented by the Fifth Supplemental Indenture, dated as of March 9, 2017 (herein called the “Indenture,” which term shall have the meaning assigned to it in such instruments), between the Company and The Bank of New York Mellon Trust Company, N.A. (successor to BNY Midwest Trust Company), as

Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture). Reference is made to the Indenture and any supplemental indenture thereto for the provisions relating, among other things, to the respective rights of the Company, the Trustee and the Holders of the Notes, and the terms on which the Notes are authenticated and delivered. This Note is one of the series designated on the face hereof, initially limited in aggregate principal amount to $1,400,000,000; provided, however, that the authorized aggregate principal amount of the Notes may be increased above such amount by a Board Resolution authorizing such increase. Any additional notes issued pursuant to such increase must have the same ranking, interest rate, maturity and other terms (except for the price to public, the Original Issue Date and the first Interest Payment Date, as applicable) as the Notes; provided that if any such additional notes are not fungible for U.S. federal income tax purposes with the Notes, such additional notes will be issued under a separate CUSIP number. Any such additional notes, together with the Notes, will constitute a single series of Notes under the Indenture.

Upon the first to occur of either (i) 5:00 p.m. (New York City time) on November 30, 2017, if the merger of Westar Energy, Inc. and GP Star, Inc. and the Company’s acquisition of all of Westar Energy, Inc.’s issued and outstanding common stock (together, the “Merger”) is not consummated on or prior to such time on such date, or (ii) the date on which the Agreement and Plan of Merger dated as of May 29, 2016 by and among the Company, Westar Energy, Inc. and, from and after its accession thereto, GP Star, Inc. is terminated (each, a “Special Mandatory Redemption Trigger”), the Company shall redeem the Notes, in whole, at a redemption price equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest thereon to, but excluding, the date of such redemption (the “Special Mandatory Redemption”).

Within five Business Days after the occurrence of the Special Mandatory Redemption Trigger, the Company will give notice of the Special Mandatory Redemption to each Holder of the Notes, stating, among other matters prescribed in the Indenture, that a Special Mandatory Redemption Trigger has occurred and that all such Notes of this series shall be redeemed on the redemption date set forth in such notice (which will be no earlier than three Business Days and no later than 30 days from the date such notice is given).

The Notes may be redeemed at the option of the Company, in whole but not in part, at any time before November 30, 2017, at a redemption price equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest thereon to, but excluding, the date of such redemption, if the Company determines, in its reasonable judgment, that the Merger will not be consummated on or before 5:00 p.m. (New York City time) on November 30, 2017 (the “Special Optional Redemption”).

If the Company exercises the Special Optional Redemption right, it shall provide notice to each Holder of the Notes to be redeemed, stating, among other matters prescribed in the Indenture, that it is exercising such Special Optional Redemption right and that all such Notes of this series shall be redeemed on the redemption date set forth in such notice (which will be no earlier than three Business Days and no later than 30 days from the date such notice is given).

Prior to January 1, 2027 (the “Par Call Date”), the Company shall have the right to redeem the Notes of this series, at its option, at any time in whole, or from time to time in part, at a redemption price equal to the greater of (i) 100% of the principal amount to be redeemed and

(ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed that would be due if such Notes matured on the Par Call Date (not including any portion of such payments of interest accrued as of the date of redemption), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 25 basis points; plus, in each case, accrued and unpaid interest on the principal amount of the Notes being redeemed to, but excluding, the redemption date.

On or after the Par Call Date, the Company shall have the right to redeem the Notes, at its option, at any time in whole, or from time to time in part, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest on the principal amount being redeemed to, but excluding, the redemption date.

For purposes of determining the optional redemption price:

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Notes to be redeemed (assuming, for this purpose, that the Notes matured on the Par Call Date) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes.

“Comparable Treasury Price” means, with respect to any redemption date, (1) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations; (2) if the Quotation Agent obtains fewer than four of such Reference Treasury Dealer Quotations, the average of all such Reference Treasury Dealer Quotations; or (3) if only one such Reference Treasury Dealer Quotation is received, such Reference Treasury Dealer Quotation.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Company.

“Reference Treasury Dealer” means (1) each of Goldman, Sachs & Co., MUFG Securities Americas Inc. and Wells Fargo Securities, LLC or their respective affiliates and successors, unless any of them ceases to be a primary U.S. government securities dealer in the United States of America (a “Primary Treasury Dealer”), in which case the Company will substitute therefor another Primary Treasury Dealer and (2) two other Primary Treasury Dealers selected by the Company.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

The Indenture contains provisions for defeasance at any time of (i) the entire indebtedness of this Note and (ii) the Company’s obligations under the Indenture and this Note with respect to certain covenants and related Events of Default, upon compliance by the Company with certain conditions set forth in the Indenture.

If an Event of Default with respect to the Notes shall occur and be continuing, the principal of this Note may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the securities at the time outstanding of all series to be affected, considered as one class. The Indenture contains provisions permitting the Holders of a majority in aggregate principal amount of the securities of any series at the time outstanding, on behalf of the Holders of all securities of such series, to waive certain past defaults or Events of Default under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued in exchange, substitution or upon the registration or transfer hereof, irrespective of whether or not notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and in the coin or currency, herein provided.

This Note is issuable as a registered Note only, in the minimum denomination of $2,000 and integral multiples of $1,000.

As provided in the Indenture, this Note is transferable by the registered Holder hereof in person or by his attorney duly authorized in writing on the books of the Company at the office or agency to be maintained by the Company for that purpose. Upon any registration of transfer, a new registered Note or Notes, of authorized denomination or denominations, and in the same aggregate principal amount, will be issued to the transferee in exchange therefore.

The Company, the Trustee, any paying agent and any Authenticating Agent may deem and treat the registered Holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue) for the purpose of receiving payment of or on account of the principal of (and premium, if any) and interest on this Note as herein provided and for all other purposes, and neither the Company nor the Trustee nor any paying agent nor any Authenticating Agent shall be affected by any notice to the contrary.

No recourse shall be had for the payment of the principal of or any premium or interest on this Note, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator or against any past, present or future stockholder, officer or member of the Board of Directors, as such, of the Company, whether by virtue of any constitution, state or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

This Note shall be governed by and deemed to be a contract made under, and construed in accordance with, the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of the State of New York without regard to conflicts of law principles thereof.

All terms used in this Note which are defined in the Indenture and not defined herein shall have the meaning assigned to them in the Indenture.

This Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose until the certificate of authentication on the face hereof is manually signed by the Trustee.

IN WITNESS WHEREOF, the Company has caused this instrument to be signed by the manual or facsimile signatures of the Senior Vice President – Finance and Strategy and Chief Financial Officer and the Vice President – Corporate Planning, Investor Relations and Treasurer of the Company, and a facsimile of its corporate seal to be affixed or reproduced hereon.

GREAT PLAINS ENERGY INCORPORATED

By
Name:
Title:

(SEAL)

By
Name:
Title:

Dated:

ATTEST:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION
This is one of the Notes of the series designated herein issued under the Indenture described herein.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Trustee

By
Authorized Signatory

Dated:

Exhibit D

[FORM OF NOTE]

[Global Note]

For as long as this Global Note is deposited with or on behalf of The Depository Trust Company it shall bear the following legend. Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to Great Plains Energy Incorporated or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

GREAT PLAINS ENERGY INCORPORATED

4.85% NOTES DUE 2047

Interest Rate: 4.85% per annum	Principal Sum $
Maturity Date: April 1, 2047	CUSIP No. 391164 AK6
Registered Holder:

GREAT PLAINS ENERGY INCORPORATED, a Missouri corporation (hereinafter called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to the registered Holder named above or registered assigns, on the maturity date stated above, the principal sum stated above and to pay interest thereon from March 9, 2017, or from the most recent Interest Payment Date to which interest has been duly paid or provided for, initially on October 1, 2017, and thereafter semi-annually on April 1 and October 1 of each year, at the interest rate stated above, until the date on which payment of such principal sum has been made or duly provided for. The interest so payable on any Interest Payment Date will be paid to the person in whose name this Note is registered at the close of business on the fifteenth calendar day prior to such Interest Payment Date (whether or not such day is a Business Day), except as otherwise provided in the Indenture.

The principal and interest payments on this Note will be made by the Company to the registered Holder named above. All such payments shall be made in such coin or currency of the United States of America as at the time of payment is legally tender for payment of public and private debts.

This Note is one of a duly authorized issue of notes of the Company (herein called the “Notes”), issued under an Indenture, dated as of June 1, 2004, as supplemented by the Fifth Supplemental Indenture, dated as of March 9, 2017 (herein called the “Indenture,” which term shall have the meaning assigned to it in such instruments), between the Company and The Bank of New York Mellon Trust Company, N.A. (successor to BNY Midwest Trust Company), as

Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture). Reference is made to the Indenture and any supplemental indenture thereto for the provisions relating, among other things, to the respective rights of the Company, the Trustee and the Holders of the Notes, and the terms on which the Notes are authenticated and delivered. This Note is one of the series designated on the face hereof, initially limited in aggregate principal amount to $1,000,000,000; provided, however, that the authorized aggregate principal amount of the Notes may be increased above such amount by a Board Resolution authorizing such increase. Any additional notes issued pursuant to such increase must have the same ranking, interest rate, maturity and other terms (except for the price to public, the Original Issue Date and the first Interest Payment Date, as applicable) as the Notes; provided that if any such additional notes are not fungible for U.S. federal income tax purposes with the Notes, such additional notes will be issued under a separate CUSIP number. Any such additional notes, together with the Notes, will constitute a single series of Notes under the Indenture.

Upon the first to occur of either (i) 5:00 p.m. (New York City time) on November 30, 2017, if the merger of Westar Energy, Inc. and GP Star, Inc. and the Company’s acquisition of all of Westar Energy, Inc.’s issued and outstanding common stock (together, the “Merger”) is not consummated on or prior to such time on such date, or (ii) the date on which the Agreement and Plan of Merger dated as of May 29, 2016 by and among the Company, Westar Energy, Inc. and, from and after its accession thereto, GP Star, Inc. is terminated (each, a “Special Mandatory Redemption Trigger”), the Company shall redeem the Notes, in whole, at a redemption price equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest thereon to, but excluding, the date of such redemption (the “Special Mandatory Redemption”).

Within five Business Days after the occurrence of the Special Mandatory Redemption Trigger, the Company will give notice of the Special Mandatory Redemption to each Holder of the Notes, stating, among other matters prescribed in the Indenture, that a Special Mandatory Redemption Trigger has occurred and that all such Notes of this series shall be redeemed on the redemption date set forth in such notice (which will be no earlier than three Business Days and no later than 30 days from the date such notice is given).

The Notes may be redeemed at the option of the Company, in whole but not in part, at any time before November 30, 2017, at a redemption price equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest thereon to, but excluding, the date of such redemption, if the Company determines, in its reasonable judgment, that the Merger will not be consummated on or before 5:00 p.m. (New York City time) on November 30, 2017 (the “Special Optional Redemption”).

If the Company exercises the Special Optional Redemption right, it shall provide notice to each Holder of the Notes to be redeemed, stating, among other matters prescribed in the Indenture, that it is exercising such Special Optional Redemption right and that all such Notes of this series shall be redeemed on the redemption date set forth in such notice (which will be no earlier than three Business Days and no later than 30 days from the date such notice is given).

Prior to October 1, 2046 (the “Par Call Date”), the Company shall have the right to redeem the Notes of this series, at its option, at any time in whole, or from time to time in part, at a redemption price equal to the greater of (i) 100% of the principal amount to be redeemed and

(ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed that would be due if such Notes matured on the Par Call Date (not including any portion of such payments of interest accrued as of the date of redemption), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 30 basis points; plus, in each case, accrued and unpaid interest on the principal amount of the Notes being redeemed to, but excluding, the redemption date.

On or after the Par Call Date, the Company shall have the right to redeem the Notes, at its option, at any time in whole, or from time to time in part, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest on the principal amount being redeemed to, but excluding, the redemption date.

For purposes of determining the optional redemption price:

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Notes to be redeemed (assuming, for this purpose, that the Notes matured on the Par Call Date) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes.

“Comparable Treasury Price” means, with respect to any redemption date, (1) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations; (2) if the Quotation Agent obtains fewer than four of such Reference Treasury Dealer Quotations, the average of all such Reference Treasury Dealer Quotations; or (3) if only one such Reference Treasury Dealer Quotation is received, such Reference Treasury Dealer Quotation.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Company.

“Reference Treasury Dealer” means (1) each of Goldman, Sachs & Co., Barclays Capital Inc. and J.P. Morgan Securities LLC or their respective affiliates and successors, unless any of them ceases to be a primary U.S. government securities dealer in the United States of America (a “Primary Treasury Dealer”), in which case the Company will substitute therefor another Primary Treasury Dealer and (2) two other Primary Treasury Dealers selected by the Company.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

The Indenture contains provisions for defeasance at any time of (i) the entire indebtedness of this Note and (ii) the Company’s obligations under the Indenture and this Note with respect to certain covenants and related Events of Default, upon compliance by the Company with certain conditions set forth in the Indenture.

If an Event of Default with respect to the Notes shall occur and be continuing, the principal of this Note may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the securities at the time outstanding of all series to be affected, considered as one class. The Indenture contains provisions permitting the Holders of a majority in aggregate principal amount of the securities of any series at the time outstanding, on behalf of the Holders of all securities of such series, to waive certain past defaults or Events of Default under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued in exchange, substitution or upon the registration or transfer hereof, irrespective of whether or not notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and in the coin or currency, herein provided.

This Note is issuable as a registered Note only, in the minimum denomination of $2,000 and integral multiples of $1,000.

As provided in the Indenture, this Note is transferable by the registered Holder hereof in person or by his attorney duly authorized in writing on the books of the Company at the office or agency to be maintained by the Company for that purpose. Upon any registration of transfer, a new registered Note or Notes, of authorized denomination or denominations, and in the same aggregate principal amount, will be issued to the transferee in exchange therefore.

The Company, the Trustee, any paying agent and any Authenticating Agent may deem and treat the registered Holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue) for the purpose of receiving payment of or on account of the principal of (and premium, if any) and interest on this Note as herein provided and for all other purposes, and neither the Company nor the Trustee nor any paying agent nor any Authenticating Agent shall be affected by any notice to the contrary.

No recourse shall be had for the payment of the principal of or any premium or interest on this Note, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator or against any past, present or future stockholder, officer or member of the Board of Directors, as such, of the Company, whether by virtue of any constitution, state or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

This Note shall be governed by and deemed to be a contract made under, and construed in accordance with, the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of the State of New York without regard to conflicts of law principles thereof.

All terms used in this Note which are defined in the Indenture and not defined herein shall have the meaning assigned to them in the Indenture.

This Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose until the certificate of authentication on the face hereof is manually signed by the Trustee.

IN WITNESS WHEREOF, the Company has caused this instrument to be signed by the manual or facsimile signatures of the Senior Vice President – Finance and Strategy and Chief Financial Officer and the Vice President – Corporate Planning, Investor Relations and Treasurer of the Company, and a facsimile of its corporate seal to be affixed or reproduced hereon.

GREAT PLAINS ENERGY INCORPORATED

By
Name:
Title:

(SEAL)

By
Name:
Title:

Dated:

ATTEST:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION
This is one of the Notes of the series designated herein issued under the Indenture described herein.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Trustee

By
Authorized Signatory

Dated: